UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

MANDALAY MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	00-10039	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 601-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 7, 2007, Mediavest, Inc., a New Jersey corporation (“Mediavest”), merged with and into Mandalay Media, Inc., a Delaware corporation and wholly-owned subsidiary of Mediavest (“Mandalay”), in order to effect the reincorporation of Mediavest from the State of New Jersey to the State of Delaware (the “Reincorporation”) pursuant to a Plan and Agreement of Merger dated September 27, 2007 (the “Merger”). As a result of the Merger, Mediavest and Mandalay became a single corporation named Mandalay Media, Inc. (hereinafter referred to as the “Surviving Corporation” or the “Company”) which exists under, and is governed by, the laws of the State of Delaware.

As a result of the Merger: (1) each outstanding share of Mediavest common stock, par value $0.0001 per share (the “Mediavest Common Stock”), converted into one share of Mandalay common stock, par value $0.0001 per share (the “Mandalay Common Stock”); (2) each outstanding share of Mediavest preferred stock, par value $0.0001 per share (the “Mediavest Preferred Stock”), converted into one share of Mandalay preferred stock, par value $0.0001 per share (the “Mandalay Preferred Stock”), with each share of Series A Convertible Preferred Stock, par value $0.0001 per share, of Mediavest (the “Mediavest Series A Preferred Stock”) converting into one share of the Series A Convertible Preferred Stock, par value $0.0001 per share, of Mandalay (the “Mandalay Series A Preferred Stock”); (3) each outstanding share of Mandalay Common Stock or Mandalay Preferred Stock held by Mediavest was retired and cancelled and resumed the status of authorized and unissued Mandalay Common Stock or Mandalay Preferred Stock; (4) each share of Mediavest Common Stock and Mediavest Preferred Stock was cancelled and retired; (5) Mediavest ceased to exist; and (6) Mandalay (i) acceded to all of the rights, privileges, immunities and powers of Mediavest, (ii) acquired all of the property of Mediavest whether real, personal, or mixed, and (iii) assumed all of the debts, liabilities, obligations and duties of Mediavest. The Surviving Corporation’s authorized capital stock consists of 101,000,000 shares of authorized capital stock, including 100,000,000 shares of common stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share, 100,000 shares of which are designated as Series A Convertible Preferred Stock.

Upon the effectiveness and as a result of the Reincorporation and Merger, the Surviving Corporation assumed the certificate of incorporation of Mandalay (the “Certificate of Incorporation”) and the bylaws of Mandalay (the “Bylaws”). A copy of the Certificate of Incorporation and Bylaws are attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

The Company entered into an employment letter (the “Employment Letter”) with Bruce Stein, effective as of November 7, 2007, pursuant to which Mr. Stein will be the Chief Operating Officer of the Company commencing on January 1, 2008 (or earlier at the option of Mr. Stein) at an initial base salary of $250,000 per year. Mr. Stein’s employment will be for a term of two years. Mr. Stein was also appointed as a director of the Company, effective immediately. The Company granted Mr. Stein an option to purchase 550,000 shares pursuant to the Company’s 2007 Employee, Director and Consultant Stock Plan, as set forth in more detail Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference, 500,000 of which were granted on November 7, 2007, at an exercise price of $2.65 per share, and 50,000 of which will be granted on January 2, 2008, at an exercise price equal to the fair market value of the closing trading price of the common stock on January 2, 2008. The foregoing description of the Employment Letter does not purport to be complete and is qualified in its entirety by reference to the Employment Letter, a copy of which is attached hereto as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

On November 7, 2007, the Company entered into non-qualified stock option agreements with certain of its directors and officers (the “Option Holders”) pursuant to its 2007 Employee, Director and Consultant Stock Plan, as described in more detail in Item 5.02 of this Current Report on Form 8-K, whereby the Company issued options (the “Options”) to purchase an aggregate of 1,500,000 shares of its common stock, $0.0001 par value per share. The Option Holders include James Lefkowitz, President of the Company, Robert Zangrillo, a director of the Company, and Bruce Stein, a director of the Company and beginning on January 1, 2008 (or earlier at the option of Mr. Stein) Chief Operating Officer of the Company, each of whom was granted an Option to purchase 500,000 shares in connection with services provided to the Company. The Options have a ten year term and are exercisable at a price of $2.65 per share. The Options for Messrs. Zangrillo and Stein become exercisable over a two year period, with one-third of the Options granted vesting immediately upon grant, an additional one-third vesting on the first anniversary of the date of grant, and the remaining one-third on the second anniversary of the date of grant. The Options for Mr. Lefkowitz also become exercisable over a two year period, with one-third of the Options granted vesting immediately upon grant, an additional one-third vesting on June 28, 2008, and the remainder vesting on June 28, 2009. The Options were granted pursuant to the exemption from registration permitted under Rule 506 of Regulation D of the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

As set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference, as a result of the Reincorporation and Merger, each outstanding share of Mediavest Common Stock was converted into one share of Mandalay Common Stock, so that the holders of all the issued and outstanding shares of Mediavest Common Stock immediately prior to the Merger became the holders of Mandalay Common Stock. In addition, each outstanding share of Mediavest Preferred Stock was converted into one share of Mandalay Preferred Stock, with each share of Mediavest Series A Preferred Stock converting into one share of Mandalay Series A Preferred Stock. All shares of Mandalay Common Stock and Mandalay Preferred Stock held by Mediavest immediately prior to the Merger were retired and cancelled upon the consummation of the Merger.

Prior to the Merger, the authorized capital of Mediavest consisted of 100,000,000 shares of common stock, of which 21,730,000 shares were outstanding and 1,000,000 shares of preferred stock, of which 100,000 shares were outstanding, all of which were Mediavest Series A Preferred Stock. As a result of the Merger, the Company has approximately 21,730,000 shares of common stock issued and outstanding and 100,000 shares of preferred stock issued and outstanding, all of which are shares of Mandalay Series A Preferred Stock. In addition, 3,000,000 shares of common stock are reserved for issuance under the Company’s 2007 Employee, Director and Consultant Stock Plan, as described in more detail in Item 5.02 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 7, 2007, the board of directors of Mediavest (the “Mediavest Board”), the Company’s predecessor, appointed Bruce Stein to serve as Chief Operating Officer, commencing on January 1, 2008 (or earlier at the option of Mr. Stein). The Company entered into an Employment Letter with Mr. Stein, as described in more detail in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Mr. Stein is founder and since September 2003 has been Co-Chief Executive Officer of The Hatchery LLC (“The Hatchery”), a company specializing in intellectual property development and entertainment production of kids and family franchises. Since 2003, he has served on the board of directors of ViewSonic, Inc. and is chairman of the compensation committee. Prior to joining The Hatchery, Mr. Stein held various executive titles at Mattel, Inc. including Worldwide President, Chief Operating Officer and a member of the Board of Directors from August 1996 through March 1999. From August 1995 through August 1996, Mr. Stein was Chief Executive Officer of Sony Interactive Entertainment Inc., a subsidiary of Sony Computer Entertainment America Inc. At various times between January 1995 and June 1998, Mr. Stein served as a consultant to DreamWorks SKG, Warner Bros. Entertainment and Mandalay Entertainment. From 1987 through 1994, Mr. Stein served as President of Kenner Products, Inc. Mr. Stein received a BA from Pitzer College and an MBA from the University of Chicago. A press release reflecting Mr. Stein’s appointment, dated November 14, 2007, is attached hereto as Exhibit 99.1.

(d) On November 7, 2007, the Mediavest Board increased the size of the Mediavest Board, which became the board of the Company as a result of the Reincorporation and Merger, to eight members and appointed Robert Zangrillo and Bruce Stein as directors.

Mr. Zangrillo is a 19 year veteran of the financial services, software and Internet-based industries. Mr. Zangrillo is the founder, Chairman and Chief Executive Officer of North Star Systems International (“North Star”), which provides wealth management software to financial services institutions. Prior to joining North Star, Mr. Zangrillo was founder, Chairman and Chief Executive Officer of InterWorld, Corp., a provider of eCommerce software applications. Over the last 19 years, Mr. Zangrillo has held various positions including Chairman, Chief Executive Officer, private equity investor, director and advisor to numerous growth companies including ArcSight, Inc., Dick’s Sporting Goods Inc. (NYSE: DKS), EarthLink, Inc. (NASDAQ: ELNK), HomeSpace (acquired by Lending Tree International, Inc., NASDAQ: LTRE), InterWorld Corp. (acquired by The Essar Group), Imperium Renewables, Inc., Loudeye Corp. (acquired by Nokia, NYSE: NOK), Overture (acquired by Yahoo, NASDAQ: YHOO), Project PlayList, UGO Networks (acquired by the Hearst Corporation), Ulta Salon, Cosmetics & Fragrance, Inc. (NASDAQ:ULTA) and YOUcentric Inc. (acquired by JG Edwards, NASDAQ: ORCL). Mr. Zangrillo also worked as an associate in the Investment Banking Division of Donaldson, Lufkin & Jenrette. He recently served as a member of the Council on Foreign Relations, where he served on the Committee on Finance and Budget. Mr. Zangrillo received a BA from the University of Vermont and an MBA from Stanford University Graduate School of Business. A press release reflecting Mr. Zangrillo’s appointment, dated November 13, 2007, is attached hereto as Exhibit 99.2.

In consideration for the services that Messrs. Zangrillo and Stein will provide to the Company, the Mediavest Board granted each of them Options, as set forth in Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Except as provided in Items 1.01 and 3.02 of this Current Report on Form 8-K, there are no arrangements or understandings between Messrs. Zangrillo or Stein and any other person pursuant to which each was appointed as a director of the Company or in the case of Mr. Stein, Chief Operating Officer of the Company. There are no transactions to which the Company is a party and in which Messrs. Zangrillo or Stein have material interests that are required to be disclosed under Item 404(a) and (b) of Regulation S-B. Messrs. Zangrillo and Stein have not previously held any positions in the Company, and do not have family relations with any directors or executive officers of the Company.

(e) As of November 7, 2007, the Company implemented its previously approved 2007 Employee, Director and Consultant Stock Plan (the “Plan”). The material terms of the Plan are described below.

The Plan authorizes (1) the issuance of stock grants and other stock-based awards to the Company’s employees, directors and consultants, (2) the grant of incentive stock options to the Company’s employees and (3) the grant of non-qualified options to the Company’s employees, directors and consultants. The purpose of these awards is to attract and retain key personnel by providing long term, equity-based incentives through ownership in the Company.

Stock options granted under the Plan may either be incentive stock options or non-qualified stock options. The exercise price per share of a stock option, which is determined by the board of directors of the Company (the “Board of Directors”), may not be less than 100% of the fair market value of the common stock on the date of grant. If an incentive stock option is granted to an optionee who owns more than 10% of the total combined voting power of the Company, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant.

An optionee’s ability to exercise his or her shares is subject to the vesting of the option. At the time of the grant, a vesting period is established, which generally extends over a period of a few years. After the option vests, an optionee will be able to exercise the option with respect to the vested portion of the shares and ultimately with respect to all of the vested shares, until the expiration or termination of the option. For non-qualified options the term of the option is determined by the Board of Directors. For incentive stock options the term of the option is not more than ten years. However, if the optionee owns more than 10% of the total combined voting power of the Company, the term of the incentive stock option will be no longer than five years. In the event of an option participant’s termination of service with the Company, he or she may exercise his or her option within the term designated in the participant’s option agreement. In general, if the termination is due to death or disability, the option will remain exercisable for 12 months. Upon termination for cause, as defined and described in the Plan, a participant’s options shall immediately terminate.

The Plan also provides for the issuance of an outright grant of common stock or a stock grant that is deemed restricted. Restricted stock is common stock that is subject to a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited to the Company. During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted. The Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards.

In the event of the Company’s merger with or into another corporation, or a sale of all or substantially all of the Company’s assets, other than a transaction to merely change the state of incorporation, each outstanding option must either be (1) assumed by the successor corporation or substituted with an equivalent option or (2) if not assumed or substituted, the Board of Directors shall provide either (i) that all options shall become exercisable for a defined period after which they will terminate or (ii) that all options shall terminate in exchange for cash payment equal to the value of the option shares less the exercise price. The Plan also provides for similar provisions with respect to outstanding stock grants and other stock-based awards.

The Plan automatically terminates on September 27, 2017, unless it is terminated earlier by a vote of the Company’s shareholders or the Board of Directors; provided, however, that any such action does not affect the rights of any participants of the Plan. In addition, the Plan may be amended by the shareholders of the Company or the Board of Directors, subject to shareholder approval if the Board of Directors determines it is of a scope that requires shareholder approval.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	2.1	Plan and Agreement of Merger, dated September 27, 2007, of Mandalay Media, Inc., a Delaware corporation, and Mediavest, Inc., a New Jersey corporation

	2.2	Certificate of Merger merging Mediavest, Inc., a New Jersey corporation, with and into Mandalay Media, Inc., a Delaware corporation, as filed with the Secretary of State of the State of Delaware

	2.3	Certificate of Merger merging Mediavest, Inc., a New Jersey corporation, with and into Mandalay Media, Inc., a Delaware corporation, as filed with the Secretary of State of the State of New Jersey

	3.1	Certificate of Incorporation of Mandalay Media, Inc.

	3.2	Bylaws of Mandalay Media, Inc.

	10.1	Employment Letter, by and between the Company and Bruce Stein, dated as of November 7, 2007

	10.2	2007 Employee, Director and Consultant Stock Plan

	10.3	Form of Non-Qualified Stock Option Agreement

	99.1	Press Release, dated November 14, 2007

	99.2	Press Release, dated November 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDALAY MEDIA, INC.

Dated : November 14, 2007	By:	/s/ Robert S. Ellin
Robert S. Ellin
Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
2.1	Plan and Agreement of Merger, dated September 27, 2007, of Mandalay Media, Inc., a Delaware corporation, and Mediavest, Inc., a New Jersey corporation
2.2	Certificate of Merger merging Mediavest, Inc., a New Jersey corporation, with and into Mandalay Media, Inc., a Delaware corporation, as filed with the Secretary of State of the State of Delaware
2.3	Certificate of Merger merging Mediavest, Inc., a New Jersey corporation, with and into Mandalay Media, Inc., a Delaware corporation, as filed with the Secretary of State of the State of New Jersey
3.1	Certificate of Incorporation of Mandalay Media, Inc.
3.2	Bylaws of Mandalay Media, Inc.
10.1	Employment Letter, by and between the Company and Bruce Stein, dated as of November 7, 2007
10.2	2007 Employee, Director and Consultant Stock Plan
10.3	Form of Non-Qualified Stock Option Agreement
99.1	Press Release, dated November 14, 2007
99.2	Press Release, dated November 13, 2007